                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 31, 2002


                            BrandPartners Group, Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                      0-16530                  13-3236325
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


777 Third Avenue, New York, NY                                           10017
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (212) 446-0200




          (Former name or former address, if changed since last report)
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Item 2.       Acquisition or Disposition of Assets

         On October 31, 2002, BrandPartners Group, Inc. (the "Company") entered into a Stock Redemption Agreement (the "Agreement") with iMapData.com, Inc. ("iMapData"). Pursuant to the Agreement, iMapData repurchased from the Company, all 7,450,000 shares of common stock of iMapData (the "iMapData Common Stock") held by the Company for a redemption price of $450,000 in cash and $1,550,000 in the form of a secured Promissory Note, dated October 31, 2002, made by iMapData in favor of the Company (the "Promissory Note"). The Promissory Note is secured by a pledge from iMapData to the Company of 5,774,023 shares of iMapData Common Stock in accordance with a Pledge and Escrow Agreement, dated as of October 31, 2002, between the Company and iMapData.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 10.1 Stock Redemption Agreement, dated as of October 31,
                                                     2002, between BrandPartners
                                                     Group, Inc. and
                                                     iMapData.com, Inc.

                           Exhibit 10.2              Pledge and Escrow
                                                     Agreement, dated as of
                                                     October 31, 2002, among
                                                     iMapData.com, Inc.,
                                                     BrandPartners Group, Inc.
                                                     and LandAmerica Financial
                                                     Group, Inc.

                           Exhibit 10.3 Promissory Note, dated October 31, 2002, made by iMapData.com, Inc. in favor of BrandPartners
                                                     Group, Inc., in the
                                                     principal amount of
                                                     $1,550,000.

                           Exhibit 10.4 Letter Agreement, dated October 31, 2002, between iMapData.com, Inc. and
                                                     BrandPartners Group, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2002            BRANDPARTNERS GROUP, INC.


                                    By: /s/ Edward T. Stolarski
                                        ----------------------------------------
                                            Edward T. Stolarski
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX

   Exhibit
   Number          Exhibit Name                                                                        Location
   ------          ------------                                                                        --------
10.1               Stock Redemption Agreement, dated as of October 31, 2002,                           Filed herewith
                   between BrandPartners Group, Inc. and iMapData.com, Inc.

10.2               Pledge and Escrow Agreement, dated as of October 31, 2002, among                    Filed herewith
                   iMapData.com, Inc., BrandPartners Group, Inc. and LandAmerica
                   Financial Group, Inc.

10.3               Promissory Note, dated October 31, 2002, made by iMapData.com,                      Filed herewith
                   Inc. in favor of BrandPartners Group, Inc., in the principal amount of $1,550,000.

10.4               Letter Agreement, dated October 31, 2002, between iMapData.com,                     Filed herewith
                   Inc. and BrandPartners Group, Inc.



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